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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                                   PURSUANT TO

                           SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):         March 2, 2000
                                                 ------------------------------


                               ODS NETWORKS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


000-20191                                                       75-1911917
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(Commission File Number)                                       (IRS Employer
                                                            Identification No.)


1101 East Arapaho Road, Richardson, Texas                                  75081
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (972) 234-6400
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 2, 2000, the Registrant sold its investment of 770,745 shares of the common stock of Alteon WebSystems, Inc. ("Alteon") (Nasdaq:ATON) for $87.00 per share generating cash of approximately $67.1 million. The stock was purchased by HBK Master Fund L.P. ("HBK"), an unrelated party of the Registrant.

     The text of Registrant's press release announcing the stock sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  99.1 Text of press release of the Registrant, dated March 6, 2000, announcing the stock sale.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ODS NETWORKS, INC.



Dated:  March 17, 2000                     By:        /s/ Jay R. Widdig
                                              --------------------------------
                                                   Jay R. Widdig,
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
-----------                ----------------------

99.1 Text of press release of the Registrant, dated March 6, 2000, announcing the stock sale.